Exhibit 99.2
1 Proposed Merger Overview December 18, 2024

2 Disclaimer and Forward-Looking Statements This presentation and any accompanying oral commentary have been prepared by Tvardi Therapeutics, Inc. (“Tvardi”) and Cara Therapeutics, Inc. (“Cara”) for informational purposes only and to assist such parties in making their own evaluation with respect to the potential combination (the “Proposed Merger”) of a wholly-owned subsidiary of Cara with and into Tvardi and related transactions and not for any other purpose. All statements contained in this presentation and the accompanying oral commentary, other than statements of historical facts, are forward-looking statements, including: statements about the combined company’s expectations regarding the potential benefits, activity, effectiveness, and safety of its product candidates; the combined company’s expectations with regard to the design and results of its research and development programs, preclinical studies, and clinical trials, including the timing and availability of data from such studies and trials; the combined company’s preclinical, clinical, and regulatory development plans for its product candidates, including the timing or likelihood of regulatory filings and approvals for the combined company’s product candidates; the combined company’s expectations with regard to its ability to license, acquire, discover, and develop additional products candidates and advance such product candidates into, and successfully complete, preclinical studies and clinical trials; the potential market size and size of the potential patient populations for the combined company’s product candidates and any future product candidates; ability to maintain existing, and establish new, strategic collaborations, licensing, or other arrangements; the scope of protection the combined company is able to establish and maintain for intellectual property rights covering its initial product candidate and any future product candidates; the combined company’s business strategy; the combined company’s future results of operations and financial position; the combined company’s expectations with respect to future performance and anticipated financial impacts of the Proposed Merger; the satisfaction of closing conditions to the Proposed Merger and the timing of the completion of the Proposed Merger, including obtaining the approval of the Proposed Merger and issuance of shares contemplated thereby by Cara’s stockholders. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause the combined company’s actual results, timing of results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. New risks emerge from time to time. It is not possible for Tvardi’s and Cara’s management to predict all risks, nor can they assess the impact of all factors on the combined company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially and adversely from those anticipated or implied in the forward-looking statements. Tvardi and Cara may not actually achieve the plans, intentions, or expectations disclosed in their forward-looking statements, and you should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements Tvardi and Cara make. The forward-looking statements in this presentation represent Tvardi’s and Cara’s views as of the date of this presentation. Tvardi and Cara anticipate that subsequent events and developments will cause their views to change. However, while Tvardi and Cara may elect to update these forward-looking statements at some point in the future, they have no current intention of doing so except to the extent required by applicable law. Except as required by law, neither Tvardi and Cara nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements in this presentation and the accompanying oral commentary. You should, therefore, not rely on these forward-looking statements as representing Tvardi’s or Cara’s views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by Tvardi and Cara relating to market size and growth and other data about the combined company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the combined company’s future performance and the future performance of the markets in which it will operate are necessarily subject to a high degree of uncertainty and risk. This presentation contains trademarks, service marks, trade names and copyrights of Tvardi, Cara and other companies which are the property of their respective owners. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

3 C O N F I D E N T I A L Chris Posner CEO, Cara Therapeutics

4 Merger of Tvardi and Cara Therapeutics • Tvardi, a clinical-stage biopharmaceutical company focused on the development of novel, oral, small molecule therapies targeting STAT3 to treat fibrosis-driven diseases with significant unmet need, intends to merge with Cara Therapeutics, Inc. (Nasdaq: CARA) • Cara exploration of strategic alternatives initiated in July 2024 evaluating several potential merger candidates • Supported by the Board of Directors of both companies and is subject to stockholder approval and other customary closing conditions • Combined company will focus on advancing the development of Tvardi programs • Upon close, combined company is expected to be renamed "Tvardi Therapeutics, Inc." trading as Nasdaq: TVRD Overview • Merger expected to close in 1H:2025 • Pro forma company ownership: 83.0% Tvardi and 17.0% Cara, before giving effect to Tvardi financing • Combined company will be well capitalized including $28 million from concurrent financing, combined with Cara’s anticipated cash at the closing of the merger • Merger and combined financings would fund the company into the 2H:2026, well past multiple Phase 2 readouts in IPF and HCC (expected 2H:2025) and prepare programs for Phase 3 development Transaction Summary • Tvardi management will operate pro forma company • Combined Board of Directors to contain to contain six representatives from Tvardi and one from Cara Management & Board

5 C O N F I D E N T I A L Imran Alibhai, PhD CEO, Tvardi Therapeutics

6 Targeting STAT3: Central Mediator of Fibrosis-Driven Diseases Deep expertise in STAT3 biology Potential to serve as a disease-modifying therapy in IPF1 Well-positioned to differentiate therapeutic impact in HCC2 Multiple near-term data catalysts expected • Unlocking highly-validated, yet historically "undruggable" target within fibrosis-driven diseases • IPF models demonstrated reversal of fibrosis and restoration of lung function • Phase 2 blinded data suggests encouraging trends in lung function • Early signs of response in both mono- and combination therapy from completed and ongoing clinical trials • IPF Phase 2 unblinded data in H2:2025 • HCC Phase 1b/2 topline data in H2:2025 • TTI-109 IND3 submission planned for H1:2025 1. Idiopathic pulmonary fibrosis. 2. Hepatocellular carcinoma. 3. Investigational new drug.

7 STAT3’s Canonical Function Plays a Central Role in Fibrosis-Driven Diseases CONFIDENTIAL 7 Mitochondria STAT3 exists as a monomer in the electron transport chain IL6 Growth Factor Receptors Cytokine Receptors Non-TRKs Extracellular Idiopathic pulmonary fibrosis, Hepatocellular carcinoma, Systemic sclerosis Cytosol Nucleus G Protein Tvardi’s small molecules inhibit STAT3 nuclear function… …With no impact on STAT3 mitochondrial function Canonical STAT3 Nuclear Function Non-Canonical Function Intrinsic: Proliferation & Survival Extrinsic: Immune Suppression

8 The Dual Mechanism of Action of STAT3’s Function in the Canonical Pathway EXTRINSICALLY Up-regulates T-cell Activation Immune Activation Degradation Tvardi’s Approach Tvardi’s Impact INTRINSICALLY Down-regulates Proliferation INTRINSIC (Cellular) EXTRINSIC (Immune) Immune Suppression Pro-proliferative cells Activation of STAT3 Deposition and Proliferation Mechanism of the Canonical Pathway STAT3P- STAT3P+ STAT3P- MDSC STAT3P+ MDSC CD8+ Apoptotic Cell

9 Sujal Shah Chairman Michael Wyzga Director Shaheen Wirk, MD Director Wallace Hall Director Cara Representative Director Seasoned Leadership: Deep R&D and Operational Expertise & Strong Existing Support Imran Alibhai, PhD CEO & Director Dan Conn, JD, MBA CFO John Kauh, MD CMO David Tweardy, MD Founder & Advisor Ron DePinho, MD Founder & Advisor Keith Flaherty, MD Advisor (Oncology) Lisa Lancaster, MD Advisor (IPF) Jeff Swigris, DO Advisor (IPF) Management Team Scientific Advisory Board Existing Investors Board of Directors BioMatrix Partners

10 Our Pipeline Program Indication Discovery & Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestone TTI-101 Idiopathic Pulmonary Fibrosis H2:2025 Phase 2 data TTI-101 Hepatocellular Carcinoma H2:2025 Phase 1b/2 topline data TTI-109 Fibrosis-driven Disease1 H1:2025 IND submission Phase 2 Phase 1b/2 1. We plan to commence clinical trials in fibrosis and/or oncology pending IND submission and FDA feedback.

11 CONFIDENTIAL TTI-101 in IPF

IPF Unmet Need Represents a Large Commercial Opportunity

- IPF is a rare, chronic, interstitial lung disease characterized by inflammation, progressive fibrosis, and lung damage
- Patients with IPF have a poor prognosis, poor quality of life, and are at a higher risk of early mortality

Prevalence	Incidence	Survival
~150K in US[1]	~50K in US[1]	Median <5 years[2] from time of diagnosis

Peak Sales[3]

OFEV® (nintedanib) capsules 150mg ▶ **$3.8B** in 2023

Esbriet® (pirfenidone) tablets ▶ **$1.1B** in 2020

High unmet need remains, even with two FDA approved drugs, Ofev® (nintedanib) and Esbriet® (pirfenidone)

- **Neither reverse / halt clinical decline: both only slow the progression of disease**
- Only ~25%[4] of US IPF patients initiate standard of care
  - Estimated >40% of patients discontinue therapy[4]

We believe there is a significant commercial opportunity for a differentiated IPF treatment

1. Raghu, G., Weycker, D., Edelsberg, J., Bradford, W. Z., & Oster, G. Incidence and prevalence of idiopathic pulmonary fibrosis. American journal of respiratory and critical care medicine, 174(7), 810–816 (2006). https://doi.org/10.1164/rccm.200602-163OC
2. Du, K., Zhu, Y., Mao, R. et al. Medium-long term prognosis prediction for idiopathic pulmonary fibrosis patients based on quantitative analysis of fibrotic lung volume. Respir Res 23, 372 (2022). https://doi.org/10.1186/s12931-022-02276-3
3. Based on $3.8B in sales of Ofev and $1.1B in sales of Esbriet from Boehringer Ingelheim and Genentech (Roche) filings.
4. Dempsey, T. M., Payne, S., Sangaralingham, L., Yao, X., Shah, N. D., & Limper, A. H. (2021). Adoption of the Antifibrotic Medications Pirfenidone and Nintedanib for Patients with Idiopathic Pulmonary Fibrosis. Annals of the American Thoracic Society, 18(7), 1121–1128. https://doi.org/10.1513/AnnalsATS.202007-901OC

12

CARA THERAPEUTICS tvardi THERAPEUTICS

STAT3 Activation is a Central Catalyst in the Fibrotic Cascade



Feedback Loops
MAPK
NF-KB
Hedgehog
IL6
Major Drivers
TGFβ
Notch
PI3K/AKT
Wnt
Feedback Loops
Injury Triggers Fibrotic Signaling Pathways
P
STAT3
STAT3
Clotting & Coagulation
Platelet Activation
Inflammatory Cell Migration
Macrophage
Neutrophil
T-cell
Fibroblast Proliferation
Fibroblast
Myofibroblast
ECM Deposition
ECM
Fibrosis

Haploinsufficiency of STAT3 (STAT3$^{+/-}$) protects mice from development of lung fibrosis vs. knockout of IL6 or TGFβR which still results in fibrosis



%Δ Lung Collagen
120
100
80
60
40
20
0
-20
*
*
WT
IL6-/-
STAT3+/-

13

Denton CP *Ann Rheum Dis* 2018; O'Donoghue RJ et al EMBO Mol Med 2012

TTI-101 Inhibited Activation of STAT3 and Key Pro-fibrotic Mediators in Sclerosis

TTI-101 Decreased Hypodermal Fibrosis in Tsk-1 Mice

Control mice + DMSO	Tsk-1 mice + DMSO	Tsk-1 mice + TTI-101



TTI-101 Inhibited STAT3 Activation



Activated STAT3 (pY-STAT3)
12
10
8
6
4
2
0
#
Tsk-1 Control
Tsk-1 TTI-101

TTI-101 Inhibited Profibrotic Mediators



Control
TTI-101
(a)
Col1
(b)
α-SMA
(c)
TGF-ß
(d)
CTGF
(e)
IL-6
(f)
Fibronectin
(Fold Change)
Tsk-1

These mechanisms are individually targeted in clinical trials; TTI-101 observed to down-regulate all factors simultaneously via STAT3 inhibition

Results from this GEM model with TTI-101 also replicated in a chemically induced skin fibrosis model

Pedroza et al *Rheum* 2017; Tight skin (Tsk-1) mice spontaneously develop fibrosis as a result of a duplication in the fibrillin-1 gene

14

CARA THERAPEUTICS tvardi THERAPEUTICS

STAT3 is Activated in Major Compartments of IPF-Affected Mouse and Human Lung Tissue


STAT3
P
STAT3
P
Alveolar Epithelial Cells
Alveolar Fibroblasts
Alveolar Macrophages
Normal
pY-STAT3
IPF
pY-STAT3
IPF
pY-STAT3
IPF
pY-STAT3
Control

Activated STAT3 is overexpressed in IPF human lung tissue


pY-STAT3 / GAPDH Fold Induction
14
12
10
8
6
4
2
0
*
Control
IPF

Activated STAT3 is similarly overexpressed in lung tissue of murine IPF


pY-STAT3 / Actin Fold Induction
4
3
2
1
0
*
WT PBS
WT BLM

15

Pedroza et al *FASEB J* 2016

CARA THERAPEUTICS tvardi THERAPEUTICS

16 IPF Transplant-free survival over the course of 3.5 years post-diagnosis in a cohort of patients (n=55) based on STAT3 expression. Activated STAT3 (pSTAT3) induces the expression of STAT3 transcript. Celada et al Sci Transl Med 2018 STAT3 Correlates with High Mortality in IPF Patients

Reduction of Lung Fibrosis and Statistically Significant Improvement of Oxygen Saturation Observed with TTI-101

IPF pathogenesis



Fibrosis

Diminished Lung Function

IPF induced by bleomycin reversed with TTI-101

Untreated | Bleo + Control | **TTI-101 + *14 days after* Bleo**

Mouse Lung Tissue



Masson's Trichrome


Oxygen Saturation (%)
99
97
95
93
91
89
87
85
83
Day 0
Day 14
Day 21
Day 30
*
*
@
#
#
PBS DMSO
PBS TTI-101
BLEO DMSO
BLEO TTI-101

* TTI-101 dosed therapeutically 14 days after bleomycin (Bleo) induction of fibrosis; whereas, most experimental therapeutics are dosed prophylactically to demonstrate an effect of fibrosis

Pedroza et al *FASEB J* 2016

17

CARA THERAPEUTICS tvardi THERAPEUTICS

18 Mechanistic Data Revealed TTI-101 Down-regulated Deposition (Injury) and Up-regulated Degradation (Repair) ↑ Deposition ↑ Clotting & coagulation ↑ Immunomodulation ↑ Fibroblast proliferation ↑ ECM deposition IPF ↓ Degradation ↓ T-cell responses ↓ Deposition ✓Attenuation of clotting & coagulation ✓Reverse fibroblast activation ✓Reverse ECM deposition IPF + ↑ Degradation ✓Induce T-cell maturation and activation ✓Induce cytotoxic effect of NK- and T-cells Injury Repair TUMORIGENESIS & DRUG RESISTANCE TTI-101

TTI-101 is Designed to Address the Unmet Need in IPF

Well-Established Target



Survival probability (%)
Years
Low STAT3
N = 39
High STAT3
N = 16
P = 0.0019
HR: 3.50
1.28–9.54

STAT3 correlates with high mortality in IPF patients[1]

- ✓ STAT3 is a central mediator in fibrosis
- ✓ TTI-101 designed to target the canonical pathway of STAT3

Preclinical Biological Activity



Oxygen Saturation (%)
PBS DMSO
PBS TTI-101
BLEO DMSO
BLEO TTI-101
Day 0
Day 14
Day 21
Day 30

Observed to reduce fibrosis and improve lung function[2]

- ✓ Targets full pathogenesis of IPF
- ✓ TTI-101 in additional fibrotic mouse models demonstrated downregulation of key factors

Clinical Proof of Mechanism – Phase 1



TTI-101 Treatment for ~6 weeks
Median % Change from Baseline in pY-STAT3 H-Score (proportion and intensity of pY-STAT3 staining)
↓55% Overall
↓79% Among Stable Disease
All patients with paired biopsies n=8
All SD patients with paired biopsies n=3

Reduced pY-STAT3 in humans[3]

- ✓ Well-tolerated
- ✓ High blood exposure (PK)
- ✓ Hits STAT3 target (PD)

Next Step: IPF Clinical POC

revert IPF

Phase 2 clinical trial underway

- ✓ No Phase 1 SAD / MAD HV study needed per FDA; progressed straight to Phase 2 $REVERT_{IPF}$ trial

1. Celada et al 2018. IPF Transplant-free survival over the course of 3.5 years post-diagnosis in a cohort of patients (n=55) based on STAT3 expression. Activated STAT3 (pY-STAT3) induces the expression of STAT3 transcript. 2. Pedroza et al *FASEB J* 2016. 3. Tsimberidou 2024 *accepted in Clin Cancer Research.* 8/10 patients had elevated pY-STAT3 at baseline; elevated pY-STAT3 defined as H-score >30 on a 0-300 scale.

19

CARA THERAPEUTICS tvardi THERAPEUTICS

20 REVERTIPF: Double Blind Randomized Phase 2 Study of TTI-101 • Oral dosing (BID) • 12-week double blind, randomized, placebo-controlled study • Alone or in combination with nintedanib • Enrollment of mild and moderate IPF subjects • 1º & 2º Objectives: Safety & PK • Exploratory Objectives: • Phase 3 endpoints: △FVC, △DLCO, HRCT, 6MWT • Biomarkers TTI-101 800 mg/day (N=25) TTI-101 400 mg/day (N=25) Placebo (N=25) Randomization Treatment Period 12 weeks Early blinded clinical data has demonstrated encouraging trends (26 US Sites, N = 75) NCT05671835

21 Driving inhibition of STAT3 activation to address both IPF disease pathologies (downregulating deposition and upregulating degradation) REVERTIPF Phase 2 trial ongoing with clinically relevant endpoints and collection of STAT3-mediated biomarkers Results from ongoing Phase 2 REVERTIPF trial expected in H2:2025 Compelling and validated target → central mediator in fibrosis STAT3: Well-Established Biology Differentiated Approach Clinical PoC Underway Near-Term Clinical Milestones Key Takeaways: TTI-101 in IPF

22 CONFIDENTIAL TTI-101 in HCC

23 TTI-101 Reversed Multiple Pathogenic Steps of Liver Cancer in a NASH-induced HCC Model Inflammation Fibrosis/Cirrhosis HCC STAT3-mediated pathogenesis TTI-101 STAT3-inhibition in NASH-induced HCC TTI-101 Microsteatosis Tumor volume Placebo TTI-101 TTI-101 Fibrosis Placebo TTI-101 After formation of tumors at 11 months, we observed treatment with TTI-101 therapeutically reduced inflammation, fibrosis, and tumor growth Jung KH et al, Clin Cancer Res 2017 – Genetically engineered HepPTEN- murine model which replicates nonalcoholic steatohepatitis (NASH) induced hepatocellular carcinoma (HCC)

24 Phase 1 Clinical Trial: TTI-101 Monotherapy Led to Durable Partial Responses in Fibrotic Tumors Baseline Cycle 3, Day 1 Cycle 5, Day 1 Diameter Length in mm (% Change from Baseline) 41mm (0%) 21mm (-49%) 14mm (-66%) 46mm (0%) 19mm (-59%) 14mm (-70%) Target Lung Met Target Liver Met Partial Responder A: HCC • Failed sorafenib, pembro, nivo, nivo+bev • Best Response: 42% Reduction in Sum of Targets Overall • Sustained PR for 10 months Partial Responder B: HCC • Failed lenvatinib, nivo • Best Response: 66% Reduction in Sum of Targets Overall • Sustained PR for 14 months Tsimberidou et al 2023

25 • Well-tolerated BID oral dosing • No DLTs *Most severe AE counted per subject by grade (G1/2=grade 1 or 2, G3=grade 3) **5 subjects started on F2 and transitioned to F3 ***Elevated alanine aminotransferase/aspartate aminotransferase (ALT/AST) is the sum of elevated ALT and AST events Tolerability TRAEs Occurring in >10% of Patients • Exposures in humans above the level required for efficacy in preclinical oncology and fibrosis models • Linear PK from DL1-3 • Cmin above the IC90 for STAT3 induced growth • Exposure plateaued at DL3, resulting in a RP2D of 12.8mg/kg/day Median % Change from Baseline in pY-STAT3 H-Score (proportion and intensity of pY-STAT3 staining) All patients with paired biopsies n=8 All SD patients with paired biopsies n=3 -80% -60% -40% -20% 0% ↓79% Among Stable Disease 8/10 patients had elevated pY-STAT3 at baseline; elevated pY-STAT3 defined as H-score >30 on a 0-300 scale ↓55% Overall • 100% of patients with elevated pY-STAT3 levels at baseline demonstrated decrease within ~6 weeks of TTI-101 therapy • 55% decrease in pY-STAT3 overall; 79% in SD PK / PD • Enhanced biological activity in fibrotic cancers with ORR that exceeds current standard of care in HCC • Current expected ORR in 2L HCC is <5% 35% 47% 3, 18% Best Overall Response Among HCC Patients, N=17 Median prior therapies=2 Biological Activity Paired Biopsies after ~6 weeks of TTI-101 Partial Response Stable Disease Progressive Disease Phase 1: TTI-101 Monotherapy Clinical Trial Summary Formulation F1 N=15 F2 N=47 F3 N=7** Grade, n (%) G1/2 G3 G1/2 G3 G1/2 G3 Diarrhoea 3 (20) 3 (20) 16 (34) 6 (13) 2 (29) 0 (0) Nausea 4 (26) 0 (0) 6 (13) 1 (2) 0 (0) 1 (14) Fatigue 6 (40) 0 (0) 4 (8) 0 (0) 0 (0) 0 (0) Elevated ALT/AST*** 1 (7) 1 (7) 1 (2) 4 (8) 1 (14) 1 (14) Dose reduction 3 (20) 2 (4) 0 (0) Dose discont. 0 (0) 2 (4) 0 (0) Tsimberidou et al 2023; SD: Stable Disease; TREAE: Treatment related adverse events; F1-3: Formulation 1-3

26 → → Ph 2: Danvatirsen (STAT3 ASO) + Durvalumab (ICI) in 2L HNSCC2 % Change from Baseline 0 -20 -40 -60 -80 -100 20 40 60 80 100 0 20 40 60 80 100 Weeks Danv. development suspended due to several limitations: • Observed AEs: Thrombocytopenia and transaminitis • Onerous dosing: IV 3x week 1 then Q weekly • Poor PD: Inhibition of STAT3 occurred only in stroma/TME, not in tumor Progressive Disease Stable Disease Partial Response Complete Response Not Evaluable POC Established for STAT3 Inhibition + ICI Strong Rationale for Combo Therapy with STAT3 TTI-101 Durva3 Dan+Durva2 ORR 9% 23% CR 0% 7% TTI-101 additive to 1L SoC (ICI + Bev)1 Preclinical Model 0 20 40 60 80 100 120 0 90 180 270 360 450 540 Days Sum of Targets Non-Target Lesion Progression due to non-target lesion New Response ICI + Bev Rechallenge Sum of Tumor Responses After ICI Failure, On TTI-101 Therapy and After ICI+Bev Rechallenge4 0 20 40 60 80 100 120 ICI Failure: Nivolumab 1 cycle Lesion Measurement (diameter long, mm) Phase 1 Trial Responder Overcame ICI Resistance After TTI-101 Monotherapy 1. Adapted from Zhao, Y et. al. Hepatology 2021; 2. Cohen et al 2018; 3. Siu et al 2019 ; ICI: Immune Checkpoint Inhibition; Bev: Bevacizumab. Certain data on this slide are based on cross study comparisons and are not based on any head to head clinical trials. Cross study comparisons are inherently limited and may suggest misleading similarities and differences. The values shown in the cross study comparisons are directional and may not be directly comparable. 4. Tsimberidou et al 2024 accepted in Clin Cancer Research TTI-101 Treatment: 14 cycles

TTI-101 is Designed to Provide a Distinct and Synergistic Mechanism for Unmet Need in HCC

HCC Disease Overview

- HCC is 3rd leading cause of cancer deaths in the world[1]
- Annually in the US, >42,000 new cases of HCC and ~32,000 deaths recorded[2]
- Incidence has more than tripled since 1980[3]

Overview of Current Treatment Landscape + Role of TTI-101

	First Line		Second Line		Third Line
Standard of Care	Anti-PD-(L)1 + Anti-VEGF *10-27% ORR[4]*	~70% do not respond and eventually >95% progress	TKIs & Anti-VEGF Therapy *<5% ORR[5]*	>90% do not respond and progress	No Available Therapies
Potential SoC with TTI-101	**Triplet** **Anti-PD-(L)1 Combos + TTI-101**		**Doublet** **Anti-PD-1s + TTI-101**		**Monotherapy** **TTI-101**

1. World Health Organization (WHO); 2. WHO US Statistics; 3. American Cancer Society; 4. Represents range of ORRs from previous studies (MORPHEUS, Tempest, IMBrave150). 5. Listed 2nd line ORR expected to be <5% as 2nd line therapies inhibit VEGF/angiogenesis as common mechanism with bevacizumab and pembrolizumab (anti-PD-1) has common mechanism with atezolizumab (anti-PDL-1).

27

CARA THERAPEUTICS tvardi THERAPEUTICS

REVERT$_{HCC}$: Phase 2 Study of TTI-101 in HCC

	Phase 1b Dose Finding (up to N=54)		Phase 2 Expansion (N=100)
(A) **Last Line:** no available therapies that will confer clinical benefit	TTI-101 (N=12)	RP2D →	TTI-101 RP2D (N=30)

Last Line Rationale: Confirmation of P1 PoC TTI-101 monotherapy

(B) **2nd Line:** progressed on anti-PD-(L)1 first line	TTI-101 + pembrolizumab (N=11)	RP2D →	TTI-101 RP2D + pembrolizumab (N=30)

2nd Line Rationale: TTI-101 overcomes anti-PD-(L)1 resistance

(C) **1st Line:** treatment naïve	TTI-101 + atezo/bev (N=up to 24)	RP2D →	TTI-101 RP2D + atezo/bev (N=40)

1st Line Rationale: TTI-101 is synergistic with anti-PD-L1 and anti-angiogenic inhibition

Early clinical data suggests clinical benefit across treatment lines

FDA Fast Track

revert™ LIVER CANCER

(21 US Sites)

- Overall Response Rate (ORR)
- Duration of Response (DoR)
- Progression-free survival
- Overall survival
- Liver stiffness (elastogram)
- Biomarkers (IL-6/AFP)
- pY-STAT3 in tumor

NCT05440708

28

CARA THERAPEUTICS tvardi THERAPEUTICS

29 Inhibition of STAT3 activation to have dual therapeutic effect on cancer cells – overcoming tumorigenesis and immune suppression REVERTHCC trial Phase 2 assessing activity in both monotherapy and combination therapy in areas of unmet need Topline results from ongoing Phase 2 REVERTHCC trial expected in H2:2025 STAT3 long recognized as prime target in oncology; >95% of patients with HCC have activated STAT3 in their tumors STAT3: Well-Established Biology Differentiated Approach Clinical PoC Underway Near-Term Clinical Milestones Key Takeaways: TTI-101 in HCC

30 Near-Term Anticipated Value-Creating Milestones TTI-101 HCC P2 Topline Readout TTI-101 IPF P2 Unblinded Readout Announce Transaction TTI-109 IND Submission Transaction Closes 2H 1H 2H 2024 2025 Pro forma company would be well-capitalized with a frequent cadence of inflection points and have runway ~1 year post P2 readouts

31 Targeting STAT3: Central Mediator of Fibrosis-Driven Diseases Deep expertise in STAT3 biology Potential to serve as a disease-modifying therapy in IPF1 Well-positioned to differentiate therapeutic impact in HCC2 Multiple near-term data catalysts expected • Unlocking highly-validated, yet historically "undruggable" target within fibrosis-driven diseases • IPF models demonstrated reversal of fibrosis and restoration of lung function • Phase 2 Clinical PoC ongoing • Evaluating both mono- and combination therapy from an ongoing clinical trial • IPF Phase 2 unblinded data in H2:2025 • HCC Phase 1b/2 topline data in H2:2025 • TTI-109 IND3 submission planned for H1:2025 1. Idiopathic pulmonary fibrosis. 2. Hepatocellular carcinoma. 3. Investigational new drug.